Exhibit 5.2

[TBI Letterhead]

October 30, 2015

Toll Brothers, Inc.

250 Gibraltar Road

Horsham, PA 19044

Ladies and Gentlemen:

I am Senior Vice President, Chief Compliance Officer and General Counsel of Toll Brothers, Inc., a Delaware corporation (“TBI”). TBI, Toll Brothers Finance Corp., a Delaware corporation and a wholly-owned subsidiary of TBI (“the Issuer”) and certain other subsidiaries of TBI (the “Subsidiary Registrants”) have filed a Registration Statement on Form S-3 (File No. 333-202046) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Issuer is issuing $350 million in aggregate principal of 4.875% Senior Notes due 2025 (the “Senior Notes”). The Senior Notes are unconditionally guaranteed (each a “Senior Note Guarantee” and, collectively, the “Senior Notes Guarantees”) on a senior basis by TBI and the Subsidiary Registrants (together, in such capacity, the “Senior Notes Guarantors”), pursuant to the Underwriting Agreement dated October 27, 2015, among TBI, the Issuer and the underwriters named therein (the “Underwriting Agreement”).

I have examined the Registration Statement as it became effective under the Securities Act; TBI’s and the Issuer’s prospectus dated February 12, 2015 (the “Base Prospectus”), as supplemented by the prospectus supplement relating to the offering of the Senior Notes dated October 27, 2015 (together with the Base Prospectus, the “Senior Notes Prospectus”), filed by TBI and the Issuer pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities; the indenture dated as of February 7, 2012 (the “Base Indenture”) among the Issuer, the Senior Notes Guarantors and The Bank of New York Mellon as trustee (the “Trustee”), as supplemented by the Authorizing Resolution with respect to the Senior Notes dated as of October 30, 2015 (the “Authorizing Resolution” and, together with the Base Indenture, the “Indenture”); a duplicate of the global note representing the Senior Notes; and the Underwriting Agreement.

In rendering the opinions contained herein, I have relied upon my examination or the examination by members of our legal staff or outside counsel (in the ordinary course of business) of the original or copies certified or otherwise identified to our satisfaction of the charter, bylaws or other governing documents of the subsidiaries named in Schedule I hereto (the “Schedule I Subsidiaries”), resolutions and written consents of their respective boards of directors, general partners, managers and managing members, as the case may be, statements and certificates from officers of the Schedule I Subsidiaries and, to the extent obtained, from various state authorities, status telecopies provided by CT Corporation, and such other documents and records relating to the Schedule I Subsidiaries as we have deemed appropriate. I, or a member of my staff, have also examined the originals, or duplicates or certified or conformed copies, of such corporate and other records, agreements, documents and other instruments of all the registrants and have made such other investigations as I have deemed relevant and necessary in connection with the opinions hereinafter set forth. As to questions of fact material to this opinion, I have relied upon certificates or comparable documents or statements of public officials and of officers and representatives of TBI, the Issuer and the Schedule I Subsidiaries.

In rendering the opinions set forth below, I have also assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, I am of the opinion that the Senior Notes Guarantees have been duly authorized, executed and delivered by each of the Schedule I Subsidiaries.

This opinion letter is given as of the date hereof and I assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to my attention or any change in laws that may hereafter occur.

I hereby consent to the filing of this opinion letter as Exhibit 5.2 to the Current Report on Form 8-K of TBI filed with the Commission in connection with the registration of the Senior Notes.

[Remainder of this page intentionally left blank]

Very truly yours,

/s/ John McDonald
John McDonald
Senior Vice President,
Chief Compliance Officer and General Counsel

[Signature Page to GC Exhibit 5 Opinion]

Schedule I

110-112 Third Ave. GC II LLC (NY)
110-112 Third Ave. GC LLC (NY)
110-112 Third Ave. Realty Corp. (NY)
126-142 Morgan Street Urban Renewal LLC (NJ)
134 Bay Street LLC (DE)
1400 Hudson LLC (NJ)
1450 Washington LLC (NJ)
1500 Garden St. LLC (NJ)
2301 Fallston Road LLC (MD)
353-357 Broadway LLC (NY)
353-357 Broadway Member LLC (NY)
5-01 — 5-17 48th Avenue GC II LLC (NY)
5-01 — 5-17 48th Avenue GC LLC (NY)
5-01 — 5-17 48th Avenue II LLC (NY)
5-01 — 5-17 48th Avenue LLC (NY)
51 N. 8th Street GC II LLC (NY)
51 N. 8th Street GC LLC (NY)
51 N. 8th Street I LLC (NY)
51 N. 8th Street L.P. (NY)
700 Grove Street Urban Renewal, LLC (NJ)
89 Park Avenue LLC (NY)
Amwell Chase, Inc. (DE)
Arbor Hills Development LLC (MI)
Arbors Porter Ranch, LLC (CA)
Arthur’s Woods, LLC (MD)
Ashford Land Company, L.P. (DE)
Audubon Ridge, L.P. (PA)
Belmont Country Club I LLC (VA)
Belmont Country Club II LLC (VA)
Belmont Land, L.P. (VA)
Binks Estates Limited Partnership (FL)
Block 255 LLC (NJ)
Block 268 LLC (NJ)
Blue Bell Country Club, L.P. (PA)
Brier Creek Country Club I LLC (NC)
Brier Creek Country Club II LLC (NC)
Broad Run Associates, L.P. (PA)
C.B.A.Z. Construction Company LLC (AZ)
C.B.A.Z. Holding Company LLC (DE)
CC Estates Limited Partnership (MA)
Cold Spring Hunt, L.P. (PA)
Coleman-Toll Limited Partnership (NV)
Component Systems I LLC (DE)
Component Systems II LLC (DE)

CWG Construction Company LLC (NJ)
Dominion Country Club, L.P. (VA)
Dominion Valley Country Club I LLC (VA)
Dominion Valley Country Club II LLC (VA)
Enclave at Long Valley I LLC (NJ)
Enclave at Long Valley II LLC (NJ)
ESE Consultants, Inc. (DE)
Estates at Princeton Junction, L.P. (NJ)
Estates at Rivers Edge, L.P. (NJ)
Fairfax Investment, L.P. (VA)
Fairway Valley, Inc. (DE)
Farmwell Hunt, L.P. (VA)
First Brandywine Investment Corp. II (DE)
First Brandywine Investment Corp. IV (DE)
First Brandywine LLC I (DE)
First Brandywine LLC II (DE)
First Brandywine LLC III (DE)
First Brandywine LLC IV (DE)
First Brandywine Partners, L.P. (DE)
First Huntingdon Finance Corp. (DE)
Franklin Farms G.P., Inc. (DE)
Frenchman’s Reserve Realty, LLC (FL)
Golf I Country Club Estates at Moorpark LLC (CA)
Golf II Country Club Estates at Moorpark LLC (CA)
Goshen Road Land Company LLC (PA)
Great Falls Hunt, L.P. (VA)
Greens at Waynesborough, L.P. (PA)
Greenwich Chase, L.P. (NJ)
Hatboro Road Associates LLC (PA)
Hawthorn Woods Country Club II LLC (IL)
Hoboken Cove LLC (NJ)
Hoboken Land I LLC (DE)
Hoboken Land LP (NJ)
Hockessin Chase, L.P. (DE)
HQZ Acquisitions, Inc. (MI)
Huckins Farm Limited Partnership (MA)
Jacksonville TBI Realty LLC (FL)
Laurel Creek, L.P. (NJ)
Lighthouse Point Land Company, LLC (FL)
Liseter Land Company LLC (PA)
Liseter, LLC (DE)
Long Meadows TBI, LLC (MD)

Longmeadow Properties LLC (MD)
Loudoun Valley Associates, L.P. (VA)
MA Limited Land Corporation (DE)
Martinsburg Ventures, L.L.C. (VA)
Mizner Realty, L.L.C. (FL)
Morgan Street JV LLC (DE)
Naples TBI Realty, LLC (FL)
NC Country Club Estates Limited Partnership (NC)
Orlando TBI Realty LLC (FL)
Paramount Village LLC (CA)
Phillips Drive LLC (MD)
Placentia Development Company, LLC (CA)
Plum Canyon Master LLC (DE)
Porter Ranch Development Co. (CA)
PRD Investors, Inc. (DE)
PRD Investors, LLC (DE)
Prince William Land I LLC (VA)
Prince William Land II LLC (VA)
PT Maxwell Holdings, LLC (NJ)
PT Maxwell, L.L.C. (NJ)
Rancho Costera LLC (DE)
Regency at Denville LLC (NJ)
Regency at Dominion Valley LLC (VA)
Regency at Mansfield I LLC (NJ)
Regency at Mansfield II LLC (NJ)
Regency at Washington I LLC (NJ)
Regency at Washington II LLC (NJ)
SH Homes Corporation (MI)
Shapell Hold Properties No. 1, LLC (DE)
Shapell Homes, Inc. (DE)
Shapell Industries, Inc. (DE)
Shapell Land Company, LLC (DE)
SI Investment Corporation (MI)
Silverman-Toll Limited Partnership (MI)
Sorrento at Dublin Ranch I LP (CA)
Sorrento at Dublin Ranch III LP (CA)
South Riding Amberlea LP (VA)
South Riding Partners Amberlea LP (VA)
South Riding Partners, L.P. (VA)
South Riding Realty LLC (VA)
South Riding, L.P. (VA)
Southport Landing Limited Partnership (CT)
Springton Pointe, L.P. (PA)
SR Amberlea LLC (VA)
SRLP II LLC (VA)
Stone Mill Estates, L.P. (PA)
Swedesford Chase, L.P. (PA)
Tampa TBI Realty LLC (FL)

TB Kent Partners LLC (DE)
TB Proprietary Corp. (DE)
TBI/Naples Limited Partnership (FL)
TBI/Palm Beach Limited Partnership (FL)
Tenby Hunt, Inc. (DE)
The Bird Estate Limited Partnership (MA)
The Regency Golf Club I LLC (VA)
The Regency Golf Club II LLC (VA)
The Ridges at Belmont Country Club I LLC (VA)
The Ridges at Belmont Country Club II LLC (VA)
The Silverman Building Companies, Inc. (MI)
Toll Architecture I, P.A. (DE)
Toll Architecture, Inc. (DE)
Toll at Brier Creek Limited Partnership (NC)
Toll at Honey Creek Limited Partnership (MI)
Toll at Westlake, L.P. (NJ)
Toll at Whippoorwill, L.P. (NY)
Toll Austin TX II LLC (TX)
Toll Austin TX III LLC (TX)
Toll Austin TX LLC (TX)
Toll AZ GP Corp. (DE)
Toll BBC II LLC (TX)
Toll BBC LLC (TX)
Toll Brooklyn L.P. (NY)
Toll Bros. of Arizona, Inc. (AZ)
Toll Bros. of North Carolina II, Inc. (NC)
Toll Bros. of North Carolina III, Inc. (NC)
Toll Bros. of North Carolina, Inc. (NC)
Toll Bros., Inc. (DE)
Toll Bros., Inc. (PA)
Toll Bros., Inc. (TX)
Toll Brothers AZ Construction Company (AZ)
Toll Brothers AZ Limited Partnership (AZ)
Toll Brothers Canada USA, Inc. (DE)
Toll Brothers Real Estate, Inc. (PA)
Toll Brothers, Inc. (DE)
Toll Buckeye Corp. (DE)
Toll CA GP Corp. (CA)
Toll CA Holdings, Inc. (DE)
Toll CA I LLC (CA)
Toll CA II, L.P. (CA)
Toll CA III LLC (CA)
Toll CA III, L.P. (CA)

Toll CA IV, L.P. (CA)
Toll CA IX, L.P. (CA)
Toll CA Note II LLC (CA)
Toll CA V, L.P. (CA)
Toll CA VI, L.P. (CA)
Toll CA VII, L.P. (CA)
Toll CA VIII, L.P. (CA)
Toll CA X, L.P. (CA)
Toll CA XI, L.P. (CA)
Toll CA XII, L.P. (CA)
Toll CA XIX, L.P. (CA)
Toll CA XX, L.P. (CA)
Toll CA, L.P. (CA)
Toll Cedar Hunt LLC (VA)
Toll Centennial Corp. (DE)
Toll CO GP Corp. (CO)
Toll CO I LLC (CO)
Toll CO II, L.P. (CO)
Toll CO III, L.P. (CO)
Toll CO, L.P. (CO)
Toll Corners LLC (DE)
Toll Corp. (DE)
Toll CT II Limited Partnership (CT)
Toll CT III Limited Partnership (CT)
Toll CT IV Limited Partnership (CT)
Toll CT Limited Partnership (CT)
Toll Dallas TX LLC (TX)
Toll DE II LP (DE)
Toll DE LP (DE)
Toll Development Company, Inc. (MI)
Toll Diamond Corp. (DE)
Toll EB, LLC (DE)
Toll Equipment, L.L.C. (DE)
Toll Estero Limited Partnership (FL)
Toll FL GP Corp. (FL)
Toll FL I, LLC (FL)
Toll FL II Limited Partnership (FL)
Toll FL III Limited Partnership (FL)
Toll FL IV Limited Partnership (FL)
Toll FL IV LLC (FL)
Toll FL Limited Partnership (FL)
Toll FL V Limited Partnership (FL)
Toll FL V LLC (FL)
Toll FL VI Limited Partnership (FL)
Toll FL VII Limited Partnership (FL)
Toll FL VIII Limited Partnership (FL)
Toll FL X Limited Partnership (FL)
Toll FL XII Limited Partnership (FL)
Toll FL XIII Limited Partnership (FL)

Toll Ft. Myers Limited Partnership (FL)
Toll GA GP Corp. (GA)
Toll GA LP (GA)
Toll Glastonbury LLC (CT)
Toll Golden Corp. (DE)
Toll Granite Corp. (DE)
Toll Grove LP (NJ)
Toll Henderson LLC (NV)
Toll Hoboken LLC (DE)
Toll Holdings, Inc. (DE)
Toll Houston TX LLC (TX)
Toll Hudson LP (NJ)
Toll IL GP Corp. (IL)
Toll IL HWCC, L.P. (IL)
Toll IL II, L.P. (IL)
Toll IL III, L.P. (IL)
Toll IL IV, L.P. (IL)
Toll IL WSB, L.P. (IL)
Toll IL, L.P. (IL)
Toll IN LLC (IN)
Toll Jacksonville Limited Partnership (FL)
Toll Jupiter LLC (FL)
Toll Land Corp. No. 10 (DE)
Toll Land Corp. No. 20 (DE)
Toll Land Corp. No. 43 (DE)
Toll Land Corp. No. 50 (DE)
Toll Land Corp. No. 6 (PA)
Toll Land IV Limited Partnership (NJ)
Toll Land IX Limited Partnership (VA)
Toll Land V Limited Partnership (NY)
Toll Land VI Limited Partnership (NY)
Toll Land VII LLC (NY)
Toll Land X Limited Partnership (VA)
Toll Land XI Limited Partnership (NJ)
Toll Land XIX Limited Partnership (CA)
Toll Land XV Limited Partnership (VA)
Toll Land XVI Limited Partnership (NJ)
Toll Land XVIII Limited Partnership (CT)
Toll Land XX Limited Partnership (CA)
Toll Land XXI Limited Partnership (VA)
Toll Land XXII Limited Partnership (CA)
Toll Land XXIII Limited Partnership (CA)
Toll Land XXV Limited Partnership (NJ)
Toll Land XXVI Limited Partnership (OH)
Toll Lexington LLC (NY)
Toll Livingston at Naples Limited Partnership (FL)
Toll MA Development LLC (MA)
Toll MA Holdings LLC (DE)

Toll MA I LLC (MA)
Toll MA II LLC (MA)
Toll MA III LLC (MA)
Toll MA IV LLC (MA)
Toll MA Land II GP LLC (DE)
Toll MA Land Limited Partnership (MA)
Toll MA Management LLC (MA)
Toll MD AF Limited Partnership (MD)
Toll MD Builder Corp. (MD)
Toll MD Builder I, L.P. (MD)
Toll MD I, L.L.C. (MD)
Toll MD II Limited Partnership (MD)
Toll MD II LLC (MD)
Toll MD III Limited Partnership (MD)
Toll MD III LLC (MD)
Toll MD IV Limited Partnership (MD)
Toll MD IV LLC (MD)
Toll MD IX Limited Partnership (MD)
Toll MD Limited Partnership (MD)
Toll MD V Limited Partnership (MD)
Toll MD VI Limited Partnership (MD)
Toll MD VII Limited Partnership (MD)
Toll MD VIII Limited Partnership (MD)
Toll MD X Limited Partnership (MD)
Toll MD XI Limited Partnership (MD)
Toll MI GP Corp. (MI)
Toll MI II Limited Partnership (MI)
Toll MI III Limited Partnership (MI)
Toll MI IV Limited Partnership (MI)
Toll MI Limited Partnership (MI)
Toll MI V Limited Partnership (MI)
Toll MI VI Limited Partnership (MI)
Toll Mid-Atlantic LP Company, Inc. (DE)
Toll Mid-Atlantic Note Company, Inc. (DE)
Toll Midwest LLC (DE)
Toll Midwest Note Company, Inc. (DE)
Toll MN GP Corp. (MN)
Toll MN II, L.P. (MN)
Toll MN, L.P. (MN)
Toll Morgan Street LLC (DE)
Toll Naval Associates (PA)
Toll NC GP Corp. (NC)
Toll NC I LLC (NC)
Toll NC II LP (NC)
Toll NC III LP (NC)
Toll NC IV LLC (NC)
Toll NC Note II LLC (NC)
Toll NC Note LLC (NC)
Toll NC, L.P. (NC)

Toll NH GP Corp. (NH)
Toll NH Limited Partnership (NH)
Toll NJ Builder I, L.P. (NJ)
Toll NJ I, L.L.C. (NJ)
Toll NJ II, L.L.C. (NJ)
Toll NJ II, L.P. (NJ)
Toll NJ III, L.P. (NJ)
Toll NJ III, LLC (NJ)
Toll NJ IV, L.P. (NJ)
Toll NJ V, L.P. (NJ)
Toll NJ VI, L.P. (NJ)
Toll NJ VII, L.P. (NJ)
Toll NJ VIII, L.P. (NJ)
Toll NJ XI, L.P. (NJ)
Toll NJ XII LP (NJ)
Toll NJ, L.P. (NJ)
Toll NJX-I Corp. (DE)
Toll North LV LLC (NV)
Toll North Reno LLC (NV)
Toll Northeast LP Company, Inc. (DE)
Toll Northeast Note Company, Inc. (DE)
Toll Northeast Services, Inc. (DE)
Toll Northville Limited Partnership (MI)
Toll NV GP Corp. (NV)
Toll NV Holdings LLC (NV)
Toll NV Limited Partnership (NV)
Toll NY II LLC (NY)
Toll NY III L.P. (NY)
Toll NY IV L.P. (NY)
Toll NY L.P. (NY)
Toll NY V L.P. (NY)
Toll OH GP Corp. (OH)
Toll Orlando Limited Partnership (FL)
Toll PA Builder Corp. (PA)
Toll PA Development LP (PA)
Toll PA GP Corp. (PA)
Toll PA II GP Corp. (PA)
Toll PA II, L.P. (PA)
Toll PA III GP Corp. (PA)
Toll PA III, L.P. (PA)
Toll PA IV, L.P. (PA)
Toll PA IX, L.P. (PA)
Toll PA Management LP (PA)
Toll PA V, L.P. (PA)
Toll PA VI, L.P. (PA)
Toll PA VIII, L.P. (PA)
Toll PA X, L.P. (PA)
Toll PA XI, L.P. (PA)
Toll PA XII, L.P. (PA)

Toll PA XIII, L.P. (PA)
Toll PA XIV, L.P. (PA)
Toll PA XIX, L.P. (PA)
Toll PA XV, L.P. (PA)
Toll PA XVI, L.P. (PA)
Toll PA XVII, L.P. (PA)
Toll PA XVIII, L.P. (PA)
Toll PA, L.P. (PA)
Toll Palmetto Corp. (DE)
Toll Peppertree, Inc. (NY)
Toll Realty Holdings Corp. I (DE)
Toll Realty Holdings Corp. II (DE)
Toll Realty Holdings LP (DE)
Toll Realty L.L.C. (FL)
Toll RI GP Corp. (RI)
Toll RI II, L.P. (RI)
Toll RI, L.P. (RI)
Toll San Antonio TX LLC (TX)
Toll SC GP Corp. (SC)
Toll SC II, L.P. (SC)
Toll SC III, L.P. (SC)
Toll SC IV, L.P. (SC)
Toll SC, L.P. (SC)
Toll South LV LLC (NV)
Toll South Reno LLC (NV)
Toll Southeast LP Company, Inc. (DE)
Toll Southeast Note Company, Inc. (DE)
Toll Southwest LLC (DE)
Toll Southwest Note Company, Inc. (DE)
Toll Stonebrae LP (CA)
Toll Stratford LLC (VA)
Toll SW Holding I Corp. (NV)
Toll SW Holding LLC (NV)
Toll TN GP Corp. (TN)
Toll TX GP Corp. (DE)
Toll TX Note LLC (TX)
Toll VA GP Corp. (DE)
Toll VA II, L.P. (VA)
Toll VA III L.L.C. (VA)
Toll VA III, L.P. (VA)
Toll VA IV, L.P. (VA)
Toll VA L.L.C. (DE)
Toll VA Member Two, Inc. (DE)
Toll VA V, L.P. (VA)
Toll VA VI, L.P. (VA)
Toll VA VII, L.P. (VA)
Toll VA VIII, L.P. (VA)
Toll VA, L.P. (VA)
Toll Van Wyck, LLC (NY)

Toll Vanderbilt I LLC (RI)
Toll Vanderbilt II LLC (RI)
Toll WA GP Corp. (WA)
Toll WA LP (WA)
Toll West Coast LLC (DE)
Toll WestCoast Note Company, Inc. (DE)
Toll WV GP Corp. (WV)
Toll WV LP (WV)
Toll YL II, L.P. (CA)
Toll YL, Inc. (CA)
Toll YL, L.P. (CA)
Toll-Dublin, L.P. (CA)
Toll-Dublin, LLC (CA)
Upper K Investors, Inc. (DE)
Upper K Investors, LLC (DE)
Upper K-Shapell, LLC (DE)
Vanderbilt Capital LLC (RI)
Village Partners, L.P. (PA)
Virginia Construction Co. I, LLC (VA)
Virginia Construction Co. II, LLC (VA)
West Amwell Limited Partnership (NJ)
Wilson Concord, L.P. (TN)